UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Item 9.01.	Financial Statements and Exhibits

SIGNATURE

INDEX TO EXHIBITS

EX-23.1

EX-99.1
EX-99.2
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01. Other Events

As noted in our Quarterly Report on Form 10-Q for the period ended March 31, 2012, our Board of Directors approved an agreement for the sale of our holdings in the Barnett Shale and the Arkoma Basin. As these assets are (1) currently held for sale; (2) expected to be eliminated from our ongoing operations; and (3) we do not expect to have any significant continuing involvement; we have reported the results of operations and financial position of Barnett Shale and Arkoma operations as discontinued operations. The results of operations and financial position of our Arkoma operations were reported as discontinued operations during 2011 as we initiated a formal process to pursue the divestiture of those operations in the first quarter 2011.

In this filing, we have recast certain historical financial information originally included in our Annual Report on Form 10-K for the year ended December 31, 2011, to reflect the reclassification of the Barnett Shale operations as discontinued operations.

The following items of the Form 10-K, as amended, have been recast for the discontinued operations described above, to the extent applicable, and are filed or furnished as exhibits to this Current Report on Form 8-K:

•	Exhibit 99.1

¡	Item 6. Selected Financial Data

¡	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

¡	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

¡	Item 8. Financial Statements and Supplementary Data

•	Exhibit 99.2. Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2011

•	Exhibit 101.INS — XBRL Instance Document.

•	Exhibit 101.SCH — XBRL Taxonomy Extension Schema.

•	Exhibit 101.CAL — XBRL Taxonomy Extension Calculation Linkbase.

•	Exhibit 101.DEF — XBRL Taxonomy Extension Definition Linkbase.

•	Exhibit 101.LAB — XBRL Taxonomy Extension Label Linkbase.

•	Exhibit 101.PRE — XBRL Taxonomy Extension Presentation Linkbase.

The recast items of the Form 10-K, as amended, described above have been updated for discontinued operations. We have not otherwise updated for activities or events occurring after the date these items were originally presented. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended March 31, 2012.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENT FOR

PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES

LITIGATION REFORM ACT OF 1995

Certain matters contained in this report include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters.

All statements, other than statements of historical facts, included in this report that address activities, events or developments that we expect, believe or anticipate will exist or may occur in the future, are forward-looking statements. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Estimates of proved gas and oil reserves;

•	Reserve potential;

•	Development drilling potential;

•	Cash flow from operations or results of operations;

•	Seasonality of our business; and

•	Natural gas, natural gas liquids (“NGLs”) and crude oil prices and demand.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this report. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•

Availability of supplies (including the uncertainties inherent in assessing, estimating, acquiring and developing future natural gas and oil reserves), market demand, volatility of prices and the availability and cost of capital;

•

Inflation, interest rates, fluctuation in foreign exchange and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on our customers and suppliers);

•	The strength and financial resources of our competitors;

•	Development of alternative energy sources;

•	The impact of operational and development hazards;

•

Costs of, changes in, or the results of laws, government regulations (including climate change regulation and/or potential additional regulation of drilling and completion of wells), environmental liabilities, litigation and rate proceedings;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers;

•	Risks related to strategy and financing, including restrictions stemming from our debt agreements, future changes in our credit ratings and the availability and cost of credit;

•	Risks associated with future weather conditions;

•	Acts of terrorism; and

•	Additional risks described in our filings with the Securities and Exchange Commission (“SEC”).

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. Forward-looking statements speak only as of the date they are made. We disclaim any obligation to and do not intend to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

In addition to causing our actual results to differ, the factors listed above and referred to below may cause our intentions to change from those statements of intention set forth in this report. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions or otherwise.

Because forward-looking statements involve risks and uncertainties, we caution that there are important factors, in addition to those listed above, that may cause actual results to differ materially from those contained in the forward-looking statements. For a detailed discussion of those factors, see Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011, and Part II, Item 1A. Risk Factors of Form 10-Q for the period ended March 31, 2012.

Item 9.01. Financial Statements and Exhibits

(a) None

(b) None

(c) None

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.*

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2011).*

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2011.*

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase.**

101.LAB	XBRL Taxonomy Extension Label Linkbase.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.**

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPX ENERGY, INC.
(Registrant)

By:	/s/ J. KEVIN VANN
J. Kevin Vann
Controller (Principal Accounting Officer)

Date: May 15, 2012

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.*

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K, as amended for the year ended December 31, 2011).*

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2011.*

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase.**

101.LAB	XBRL Taxonomy Extension Label Linkbase.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.**

*	Filed herewith.
**	Furnished herewith.